UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period:  May 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

Convergence Long/Short Equity ETF
(CLSE)

May 31, 2023

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF SECURITIES SOLD SHORT	18
STATEMENT OF ASSETS AND LIABILITIES	26
STATEMENT OF OPERATIONS	27
STATEMENTS OF CHANGES IN NET ASSETS	28
STATEMENT OF CASH FLOWS	29
FINANCIAL HIGHLIGHTS	30
NOTES TO FINANCIAL STATEMENTS	32
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	41
NOTICE OF PRIVACY POLICY & PRACTICES	42
ADDITIONAL INFORMATION	43

Convergence Investment Partners
2023 Semi-Annual Shareholder Report

Convergence Long/Short Equity ETF (CLSE)
Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide the semi-annual report of the Convergence Long/Short Equity ETF (the “ETF”) for the six-month period ended May 31, 2023. The net asset value (NAV) total return of the ETF was down -1.88%, net of fees, over the six months ended May 31, 2023, while the Russell 3000® Total Return Index, the ETF’s benchmark index, was up 2.38%. The ETF’s market price total return over the same period was down -1.76%.

We manage our ETF with the philosophy that over the long term strong “fundamentals” outperform weak “fundamentals.” Our ETF employs the Convergence Investment Partners, LLC (“Convergence”) systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their counterparts with comparatively weaker fundamentals. Over time the ETF seeks strong total returns from favored long positions with the potential for downside risk mitigation through a carefully selected program of actively selling disfavored stocks short. To construct both the long portfolio and short portfolio, our ETF utilizes the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify, and rank strong and weak fundamentals.

Convergence monitors the performance of different stock market characteristics to learn what the market is rewarding or punishing at any time. Our long-term investors know that we analyze numerous statistical observations and stock factors for over 3,000 domestic stocks. Those observations are then grouped into composites to develop signals for each stock that we use to rank their potential on different dimensions to which we give names like Traditional Value and Accelerating Sales. Over the six months ended May 31, 2023, we see that much of the positive differentiation between stocks has been a combination of price momentum, historical earnings growth, and trends in profitability. Conversely, the three most inverted signals, with each showing a negative contribution, in this period were higher risk levels and both absolute and relative valuations. We believe that throughout a market cycle there can be benefits to a fundamental approach to investing that guides the signal diversification we employ at Convergence. While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, can help produce real wealth for investors over time as they provide complementary attributes. We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past six months, our ETF trailed its benchmark index due mainly to the underperformance of the long positions. Investors should note that the ETF maintained an average net exposure of about 68% for the most recent six months ended May 31, 2023, while about 48% of fund capital was allocated to short positions. This compares to the long-only benchmark which has a 0% weight to short positions. Our long positions underperformed the Russell 3000® Total Return Index, and our short positions also underperformed the benchmark index and the long portfolio. Although the performance spread between long and short positions for the half year was positive, the larger allocation to longs than to shorts detracted from performance compared to the benchmark index. Positions in the Software, Media and Bank industry groups contributed the most to our total returns for the most recent six months. The largest detracting industry groups for the same period were Healthcare, Financial Services and Pharmaceuticals.

At Convergence, we understand that the selection of portfolio positions, be they long or short, will not add to the ETF’s outperformance in every consecutive month, quarter, or year. We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can deliver superior results. Buying reasonably valued stocks with strong earnings and sales growth, while shorting low quality, unprofitable stocks with wild valuations is our recipe for success at Convergence.

The objective of the ETF is to achieve long-term capital growth. The ETF seeks to realize its investment objective by establishing long and short positions in equity securities of domestic companies with medium and large market capitalizations. The ETF will hold purchased securities (long positions) that Convergence believes will outperform the market, and it will sell short securities (short positions) expected to underperform the market. Convergence constructs the portfolio as an actively-managed equity strategy that adapts to ever-changing market dynamics through a market cycle. The ETF intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the ETF’s total assets. Under normal market conditions, the ETF’s long positions may range from 90% to 150% of the ETF’s total assets, and its short positions may range from 20% to 70% of the ETF’s total assets. In making investment decisions for the ETF, Convergence utilizes stock-level analysis to focus on the individual strengths of the underlying companies and the market’s preferences to judge the relative and absolute attractiveness of the companies within each industry group.

Convergence Long/Short Equity ETF Performance

In the six months ended May 31, 2023, the ETF returned -1.88% as measured by the change in ETF net asset value, versus the Russell 3000® Total Return Index at 2.38%.

Average Annual Total Returns (net of fees)

							Since
Through	One			One	Three	Five	Inception
May 31, 2023	Month	Quarter	YTD	Year	Years	Years	Annualized
Convergence
Long/Short Equity ETF
(CLSE @ NAV)	0.23%	2.29%	2.36%	-3.59%	10.66%	4.79%	10.56%
Convergence
Long/Short Equity ETF
(CLSE @ Market)	0.29%	2.20%	2.31%	-3.59%	10.64%	4.78%	10.55%
Russell 3000®
Total Return Index	0.39%	4.17%	8.74%	2.03%	12.25%	10.07%	12.14%

Strategy inception = 12/29/2009
Mutual Fund inception = 12/29/2009
Mutual Fund to ETF conversion = 02/18/2022

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance of the ETF may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414. For the period from inception date to listing date (February 22, 2022), the NAV of the predecessor Mutual Fund is used for both NAV and market price performance. Performance includes reinvestment of dividends and other earnings. Returns for periods shorter than one year are not annualized. For ETFs, shares are bought and sold at market price, not net asset value (NAV). The market price return is calculated from closing prices as determined by the ETF’s listing exchange. If you trade your shares at another time, your return may differ.

As of the Prospectus dated March 30, 2023, the ETF’s total expense ratio applicable to all investors is 1.25%, comprised of the management fee of 0.95% and dividends and interest on short positions of 0.30%.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits, and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while seeking companies that are undervalued relative to their peers. Our research has shown that, over time, companies with these characteristics have rewarded investors, as the portfolio statistics demonstrate attributes of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting. The current environment is especially interesting as we believe mega-cap technology stocks are likely to face challenges from rising cost pressures along with slowing revenues. Therefore, we believe the forthcoming market cycle will continue to offer opportunities for active managers such as Convergence.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate, and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

There are risks involved with investing including the possible loss of principal. Though not a principal investment strategy, the ETF may use derivatives which may involve risks different from, or greater than, those associated with more traditional investments. Short sales by the ETF include the risk that when the value of a security sold short increases, the value could increase without limit, and the ETF could be subject in theory to unlimited loss. However, a ETF investor’s risk is limited to that investor’s total amount of investment in the Fund. The ETF may lend securities from its portfolio to brokers, dealers, and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. The ETF may invest in foreign companies, typically through the sale and purchase of American Depositary Receipts (‘ADRs’). Exposures to foreign securities entail special risks, including political, diplomatic, economic, foreign market and trading risks. In addition, the ETF’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the ETF’s returns. The annual report, semi-annual report and schedules of investments of the predecessor mutual fund have been adopted for periods prior to the ETF listing.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Foreside Fund Services, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

Cash flow – A term used in financial statements that represents the amount of cash equivalents moving into and out of a company.

The Russell 3000® Total Return Index measures the total return performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. You cannot invest directly in an index. The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE LONG/SHORT EQUITY ETF
Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, such as investment management fees and dividends and interest on short positions. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other ETFs. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/22 – 5/31/23).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/22	5/31/23	12/1/22 – 5/31/23*
Actual	$1,000.00	$ 981.20	$7.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 0.95%.

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of December 31, 2022, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $2.03 billion and $2,066.94 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2023

	Six	One	Five	Ten
	Months	Year	Years	Years
Convergence Long/Short Equity ETF — NAV	-1.88%	-3.59%	4.79%	8.09%
Convergence Long/Short Equity ETF —
Market Price	-1.76%	-3.59%	4.78%	8.09%
Russell 3000® Total Return Index	2.38%	2.03%	10.07%	11.45%

The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. Performance data includes the Fund’s prior performance history as a mutual fund. The Market Price returns shown prior to February 18, 2022, reflect the mutual fund’s NAV.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect for the Fund prior to February 18, 2022. In the absence of such waivers, total returns would be reduced for the periods prior to February 18, 2022.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index over the last 10 year time period. The graph does not imply any future performance.

Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. One cannot invest directly in an index.

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments

May 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS – 111.15% (a)

Accommodation – 0.47%
Las Vegas Sands Corp. (b)(c)	2,175	$119,908

Administrative and Support Services – 2.87%
Booking Holdings, Inc. (b)	50	125,439
Fair Isaac Corp. (b)	337	265,444
Mastercard, Inc. (c)	582	212,441
PayPal Holdings, Inc. (b)	2,183	135,324
		738,648
Amusement, Gambling, and Recreation Industries – 0.46%
Wynn Resorts Ltd. (c)	1,203	118,736

Beverage and Tobacco Product Manufacturing – 2.22%
Altria Group, Inc. (c)	3,690	163,910
Monster Beverage Corp. (b)	1,362	79,840
National Beverage Corp. (b)	2,936	145,097
Vector Group Ltd.	15,427	180,651
		569,498
Broadcasting and Content Providers – 1.54%
Comcast Corp.	10,059	395,821

Chemical Manufacturing – 8.57%
10X Genomics, Inc. (b)(c)	645	33,837
AbbVie, Inc. (c)	1,703	234,946
ACADIA Pharmaceuticals, Inc. (b)(c)	1,485	34,898
Amgen, Inc. (c)	997	219,988
Amphastar Pharmaceuticals, Inc. (b)(c)	786	34,875
Bristol-Myers Squibb Co. (c)	3,416	220,127
elf Beauty, Inc. (b)(c)	819	85,192
Gilead Sciences, Inc.	3,007	231,359
Linde PLC	296	104,684
Merck & Co., Inc.	2,102	232,082
Pfizer, Inc.	5,785	219,946
Procter & Gamble Co.	478	68,115
TG Therapeutics, Inc. (b)(c)	1,048	27,908
Vertex Pharmaceuticals, Inc. (b)(c)	1,000	323,570
Xylem, Inc./NY (c)	1,193	119,539
		2,191,066

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Computer and Electronic Product Manufacturing – 23.00%
Allegro MicroSystems, Inc. (b)(c)	2,814	$110,675
Alphabet, Inc. (b)(c)	9,305	1,145,623
Apple, Inc. (c)	1,968	348,828
Arista Networks, Inc. (b)	1,283	213,414
Broadcom, Inc. (c)	516	416,907
Cisco Systems, Inc. (c)	9,149	454,431
Cognex Corp. (c)	1,441	79,197
Extreme Networks, Inc. (b)(c)	19,060	392,636
Fortinet, Inc. (b)(c)	6,993	477,832
IDEXX Laboratories, Inc. (b)	346	160,810
InterDigital, Inc.	3,292	273,368
Iridium Communications, Inc. (c)	3,876	232,715
Jabil, Inc. (c)	4,116	368,464
Keysight Technologies, Inc. (b)(c)	537	86,887
Lattice Semiconductor Corp. (b)	1,393	113,265
Microchip Technology, Inc. (c)	4,104	308,867
NVIDIA Corp.	1,003	379,475
Teradata Corp. (b)(c)	5,648	264,665
Vontier Corp.	2,666	79,020
		5,907,079
Construction of Buildings – 1.01%
NVR, Inc. (b)	16	88,868
Taylor Morrison Home Corp. (b)(c)	2,310	98,013
Tri Pointe Homes, Inc. (b)(c)	2,491	72,762
		259,643
Couriers and Messengers – 0.76%
FedEx Corp.	443	96,565
United Parcel Service, Inc. – Class B (c)	583	97,361
		193,926
Credit Intermediation and Related Activities – 5.15%
Bank of America Corp.	4,492	124,833
Bank of New York Mellon Corp. (c)	5,302	213,140
Citigroup, Inc. (c)	4,077	180,693
Euronet Worldwide, Inc. (b)	1,903	211,994
Hilltop Holdings, Inc.	3,070	90,626
JPMorgan Chase & Co. (c)	1,678	227,720
KeyCorp (c)	8,777	81,977
Wells Fargo & Co. (c)	4,800	191,088
		1,322,071

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Electrical Equipment, Appliance,
and Component Manufacturing – 0.75%
Rockwell Automation, Inc.	684	$190,563

Fabricated Metal Product Manufacturing – 0.81%
Atkore, Inc. (b)(c)	1,068	124,711
Mueller Industries, Inc.	1,120	83,171
		207,882
Food and Beverage Stores – 0.49%
Sprouts Farmers Market, Inc. (b)(c)	3,619	125,072

Food Manufacturing – 1.42%
Kraft Heinz Co.	3,862	147,606
Lamb Weston Holdings, Inc. (c)	1,927	214,282
		361,888
Food Services and Drinking Places – 1.16%
Manhattan Associates, Inc. (b)(c)	1,640	297,529

Furniture, Home Furnishings, Electronics,
and Appliance Retailers – 0.28%
UiPath, Inc. (b)(c)	4,068	72,777

General Merchandise Retailers – 1.11%
Walmart, Inc. (c)	1,934	284,047

Health and Personal Care Retailers – 0.96%
CVS Health Corp. (c)	2,210	150,346
Walgreens Boots Alliance, Inc.	3,183	96,668
		247,014
Insurance Carriers and Related Activities – 5.13%
American Equity Investment Life Holding Co.	2,683	105,844
Arch Capital Group Ltd. (b)(c)	2,544	177,316
Cigna Group/The (c)	681	168,487
Frontdoor, Inc. (b)(c)	3,298	101,677
Humana, Inc. (c)	267	133,999
Primerica, Inc.	617	112,306
Radian Group, Inc. (c)	7,324	187,056
RenaissanceRe Holdings Ltd. (c)	243	45,774
UnitedHealth Group, Inc.	343	167,123
Unum Group (c)	2,576	111,927
		1,311,509

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Machinery Manufacturing – 3.17%
AGCO Corp.	672	$74,108
Alamo Group, Inc. (c)	682	113,526
BellRing Brands, Inc. (b)	1,233	45,152
Caterpillar, Inc. (c)	512	105,344
General Electric Co. (c)	1,654	167,931
Mettler-Toledo International, Inc. (b)	145	191,671
Terex Corp. (c)	2,469	114,488
		812,220
Management of Companies and Enterprises – 1.35%
FRONTLINE PLC COM (b)	9,819	138,742
StoneCo Ltd. (b)(c)	16,706	209,326
		348,068
Merchant Wholesalers, Durable Goods – 1.93%
Arrow Electronics, Inc. (b)(c)	3,206	406,008
GMS, Inc. (b)	1,418	89,802
		495,810
Merchant Wholesalers, Nondurable Goods – 2.67%
AmerisourceBergen Corp. (c)	1,117	190,058
Cardinal Health, Inc. (c)	2,459	202,375
McKesson Corp. (c)	459	179,396
Wingstop, Inc. (c)	577	115,031
		686,860
Mining (except Oil and Gas) – 1.25%
Freeport-McMoRan, Inc.	3,081	105,802
Newmont Corp. (c)	2,373	96,225
Southern Copper Corp. (c)	1,816	121,254
		323,281
Miscellaneous Manufacturing – 2.60%
Brady Corp. (c)	2,592	123,587
Haemonetics Corp. (b)(c)	1,584	134,006
Inspire Medical Systems, Inc. (b)(c)	626	183,099
Johnson & Johnson (c)	1,457	225,922
		666,614
Motor Vehicle and Parts Dealers – 1.86%
Group 1 Automotive, Inc. (c)	1,082	241,838
Murphy USA, Inc. (c)	846	233,851
		475,689

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Nonmetallic Mineral Product Manufacturing – 0.77%
Eagle Materials, Inc. (c)	632	$102,972
O-I Glass, Inc. (b)(c)	4,611	95,540
		198,512
Nonstore Retailers – 4.89%
Amazon.com, Inc. (b)(c)	6,758	814,880
Box, Inc. (b)	8,496	239,332
eBay, Inc.	4,750	202,065
		1,256,277
Oil and Gas Extraction – 1.08%
ONE Gas, Inc. (c)	1,400	113,316
Weatherford International PLC (b)	2,932	165,482
		278,798
Paper Manufacturing – 1.38%
Boise Cascade Co. (c)	2,028	145,651
Kimberly-Clark Corp. (c)	1,550	208,134
		353,785
Petroleum and Coal Products Manufacturing – 1.88%
Marathon Petroleum Corp. (c)	1,537	161,247
PBF Energy, Inc. (c)	4,514	166,160
Valero Energy Corp. (c)	1,455	155,743
		483,150
Primary Metal Manufacturing – 0.82%
Constellium SE (b)(c)	6,235	92,902
Encore Wire Corp. (c)	726	118,824
		211,726
Professional, Scientific, and Technical Services – 2.89%
Booz Allen Hamilton Holding Corp. (c)	866	87,102
Exact Sciences Corp. (b)(c)	1,074	87,617
Insperity, Inc.	857	94,887
Nutanix, Inc. (b)	9,713	287,700
Shift4 Payments, Inc. (b)	2,907	182,327
		739,633
Publishing Industries – 7.05%
Adobe, Inc. (b)(c)	772	322,534
Block, Inc. (b)(c)	6,023	363,728
C3.ai, Inc. (b)(c)	978	39,130

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Publishing Industries – 7.05% (Continued)
Cadence Design Systems, Inc. (b)(c)	1,354	$312,652
Microsoft Corp. (c)	1,430	469,597
Veeva Systems, Inc. (b)(c)	250	41,425
VeriSign, Inc. (b)	1,178	263,071
		1,812,137
Real Estate – 0.34%
Zillow Group, Inc. (b)(c)	1,911	87,161

Rental and Leasing Services – 2.12%
Netflix, Inc. (b)(c)	1,374	543,046

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 1.89%
Ameriprise Financial, Inc.	731	218,182
DraftKings, Inc. (b)(c)	5,139	119,944
Intercontinental Exchange, Inc.	1,408	149,178
		487,304
Software Publishers – 1.14%
Splunk, Inc. (b)(c)	2,963	294,197

Specialty Trade Contractors – 0.89%
EMCOR Group, Inc. (c)	978	161,213
Installed Building Products, Inc. (c)	635	66,383
		227,596
Support Activities for Mining – 0.55%
Halliburton Co.	4,983	142,763

Transit and Ground Passenger Transportation – 0.45%
Uber Technologies, Inc. (b)	2,996	113,639

Transportation Equipment Manufacturing – 2.15%
Ford Motor Co. (c)	19,682	236,184
Tesla, Inc. (b)(c)	1,538	313,644
		549,828
Utilities – 3.60%
AES Corp.	5,850	115,479
Axcelis Technologies, Inc. (b)(c)	2,509	395,294
First Solar, Inc. (b)(c)	824	167,239
NextEra Energy, Inc.	2,094	153,825
NiSource, Inc.	3,298	88,683
		920,520

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Warehousing and Storage – 0.45%
Landstar System, Inc. (c)	662	$116,102

Waste Management and Remediation Services – 0.38%
Clean Harbors, Inc. (b)(c)	704	98,841

Water Transportation – 0.45%
International Seaways, Inc.	3,187	114,891

Web Search Portals, Libraries, Archives,
and Other Information Services – 2.05%
Meta Platforms, Inc. (b)(c)	1,986	525,734

Wood Product Manufacturing – 0.94%
Builders FirstSource, Inc. (b)	2,088	242,103
TOTAL COMMON STOCKS (Cost $26,649,810)		28,520,962

REAL ESTATE INVESTMENT TRUSTS – 2.14% (a)

Real Estate – 2.14%
Gaming and Leisure Properties, Inc.	1,834	88,289
Public Storage (c)	325	92,073
Simon Property Group, Inc. (c)	816	85,802
STAG Industrial, Inc.	2,864	99,667
Tanger Factory Outlet Centers, Inc.	4,350	88,610
Ventas, Inc. (c)	2,181	94,088
		548,529
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $556,219)		548,529

MONEY MARKET FUNDS – 0.13%
First American Government Obligations Fund – X Class, 4.725% (d)	33,448	33,448
TOTAL MONEY MARKET FUNDS (Cost $33,448)		33,448
Total Investments (Cost $27,239,477) – 113.42%		29,102,939
Liabilities in Excess of Other Assets – (13.42)%		(3,425,183)
TOTAL NET ASSETS – 100.00%		$25,677,756

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

(a)	Unless otherwise noted, all or a portion of these securities, totaling $26,696,128 are pledged as collateral for securities sold short.
(b)	Non-income producing security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	The rate shown represents the seven-day yield as of May 31, 2023.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short

May 31, 2023 (Unaudited)

	Shares	Value
Common Stocks – (47.30)%

Administrative and Support Services – (2.30)%
AdaptHealth Corp. (a)	(3,025)	$(31,702)
DigitalBridge Group, Inc.	(1,115)	(13,893)
Evolent Health, Inc. (a)	(1,310)	(38,173)
Live Nation Entertainment, Inc. (a)	(1,016)	(81,219)
nCino, Inc. (a)	(3,385)	(93,054)
R1 RCM, Inc. (a)	(5,332)	(86,645)
RB Global, Inc.	(660)	(34,373)
ROBLOX Corp. (a)	(1,635)	(68,441)
SentinelOne, Inc. (a)	(4,856)	(103,821)
TransUnion	(584)	(42,036)
		(593,357)
Air Transportation – (0.59)%
Alaska Air Group, Inc. (a)	(757)	(34,011)
Copa Holdings SA	(563)	(59,149)
Frontier Group Holdings, Inc. (a)	(3,373)	(27,760)
Southwest Airlines Co.	(1,050)	(31,364)
		(152,284)
Ambulatory Health Care Services – (0.53)%
Guardant Health, Inc. (a)	(2,079)	(60,956)
Novocure Ltd. (a)	(1,035)	(74,323)
		(135,279)
Amusement, Gambling, and Recreation Industries – (0.09)%
Light & Wonder, Inc. – Class A (a)	(403)	(23,491)

Apparel Manufacturing – (0.10)%
VF Corp.	(1,422)	(24,487)

Beverage and Tobacco Product Manufacturing – (0.50)%
Celsius Holdings, Inc. (a)	(509)	(63,895)
MGP Ingredients, Inc.	(670)	(63,690)
		(127,585)
Broadcasting and Content Providers – (1.52)%
Liberty Broadband Corp. (a)	(1,208)	(89,513)
Madison Square Garden Sports Corp.	(363)	(64,124)
Paramount Global	(3,347)	(50,908)
Roku, Inc. (a)	(1,057)	(61,517)
Warner Bros Discovery, Inc. (a)	(10,991)	(123,978)
		(390,040)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Chemical Manufacturing – (4.02)%
AbCellera Biologics, Inc. (a)	(11,439)	$(79,730)
Albemarle Corp.	(419)	(81,089)
Beam Therapeutics, Inc. (a)	(1,683)	(53,688)
Blueprint Medicines Corp. (a)	(1,486)	(83,989)
Catalent, Inc. (a)	(1,727)	(64,296)
Celanese Corp. – Class A	(285)	(29,646)
Estee Lauder Cos., Inc. – Class A	(206)	(37,910)
Intellia Therapeutics, Inc. (a)	(2,175)	(81,041)
Livent Corp. (a)	(1,401)	(32,293)
Mirati Therapeutics, Inc. (a)	(1,611)	(59,865)
Moderna, Inc. (a)	(919)	(117,365)
Morphic Holding, Inc. (a)	(1,013)	(58,248)
Olaplex Holdings, Inc. (a)	(15,226)	(48,114)
QuidelOrtho Corp. (a)	(1,683)	(143,291)
Schrodinger, Inc./United States (a)	(1,575)	(52,684)
		(1,023,249)
Clothing, Clothing Accessories, Shoe
and Jewelry Retailers – (0.32)%
Boot Barn Holdings, Inc. (a)	(1,215)	(82,158)

Computer and Electronic Product Manufacturing – (5.40)%
Bloom Energy Corp. (a)	(2,117)	(29,045)
Ciena Corp. (a)	(3,084)	(144,146)
Credo Technology Group Holding Ltd. (a)	(9,576)	(128,511)
GLOBALFOUNDRIES, Inc. (a)	(1,607)	(93,736)
Impinj, Inc. (a)	(1,302)	(133,247)
Intel Corp.	(4,892)	(153,804)
Mercury Systems, Inc. (a)	(737)	(29,915)
SiTime Corp. (a)	(1,104)	(109,484)
SunPower Corp. (a)	(2,877)	(30,496)
Vertiv Holdings Co.	(2,693)	(51,975)
Viasat, Inc. (a)	(4,453)	(198,648)
Western Digital Corp. (a)	(4,417)	(171,070)
Wolfspeed, Inc. (a)	(2,314)	(111,165)
		(1,385,242)
Computing Infrastructure Providers, Data Processing,
Web Hosting, and Related Services – (0.25)%
FactSet Research Systems, Inc.	(168)	(64,662)

Credit Intermediation and Related Activities – (2.95)%
Affirm Holdings, Inc. (a)	(7,535)	(111,970)
Ally Financial, Inc.	(3,344)	(89,184)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Credit Intermediation and Related Activities – (2.95)% (Continued)
Cadence Bank	(2,725)	$(48,941)
Columbia Banking System, Inc.	(2,220)	(44,467)
Eastern Bankshares, Inc.	(4,044)	(43,877)
M&T Bank Corp.	(296)	(35,271)
Mr Cooper Group, Inc. (a)	(2,232)	(103,252)
Prosperity Bancshares, Inc.	(590)	(33,736)
Seacoast Banking Corp. of Florida	(2,113)	(43,697)
Webster Financial Corp.	(2,837)	(100,855)
Western Alliance Bancorp	(1,893)	(64,173)
Zions Bancorp NA	(1,387)	(37,851)
		(757,274)
Electrical Equipment, Appliance,
and Component Manufacturing – (0.67)%
Fluence Energy, Inc. (a)	(1,972)	(48,906)
Generac Holdings, Inc. (a)	(352)	(38,340)
Plug Power, Inc. (a)	(4,043)	(33,638)
Regal Rexnord Corp.	(386)	(50,137)
		(171,021)
Fabricated Metal Product Manufacturing – (0.43)%
Ardagh Metal Packaging SA	(9,177)	(33,129)
RBC Bearings, Inc. (a)	(191)	(37,873)
Zurn Elkay Water Solutions Corp.	(1,762)	(39,663)
		(110,665)
Food and Beverage Stores – (0.35)%
Grocery Outlet Holding Corp. (a)	(3,109)	(89,290)

Food Manufacturing – (1.08)%
Bunge Ltd.	(357)	(33,072)
Darling Ingredients, Inc. (a)	(1,099)	(69,655)
Freshpet, Inc. (a)	(1,096)	(65,497)
TreeHouse Foods, Inc. (a)	(1,277)	(60,466)
Tyson Foods, Inc. – Class A	(921)	(46,639)
		(275,329)
Furniture, Home Furnishings, Electronics,
and Appliance Retailers – (0.66)%
Floor & Decor Holdings, Inc. (a)	(960)	(87,658)
RH (a)	(340)	(83,293)
		(170,951)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
General Merchandise Retailers – (0.33)%
Dollar Tree, Inc. (a)	(627)	$(84,570)

Heavy and Civil Engineering Construction – (0.33)%
MasTec, Inc. (a)	(831)	(84,230)

Insurance Carriers and Related Activities – (1.24)%
Brighthouse Financial, Inc. (a)	(1,023)	(41,186)
Equitable Holdings, Inc.	(4,051)	(99,412)
First American Financial Corp.	(808)	(44,383)
Lincoln National Corp.	(2,687)	(56,212)
Principal Financial Group, Inc.	(687)	(44,971)
Prudential Financial, Inc.	(385)	(30,296)
		(316,460)
Machinery Manufacturing – (0.50)%
Azenta, Inc. (a)	(1,228)	(53,111)
Leslie’s, Inc. (a)	(7,748)	(73,451)
		(126,562)
Management of Companies and Enterprises – (0.99)%
Carnival Corp. (a)	(2,325)	(26,110)
Cullen/Frost Bankers, Inc.	(372)	(37,274)
Enstar Group Ltd. (a)	(182)	(42,839)
First Interstate BancSystem, Inc.	(1,951)	(43,020)
Helen of Troy Ltd. (a)	(272)	(26,188)
Norwegian Cruise Line Holdings Ltd. (a)	(1,398)	(20,760)
Rivian Automotive, Inc. (a)	(4,036)	(59,450)
		(255,641)
Merchant Wholesalers, Durable Goods – (0.16)%
TD SYNNEX Corp.	(465)	(41,562)

Merchant Wholesalers, Nondurable Goods – (0.46)%
Arrowhead Pharmaceuticals, Inc. (a)	(2,437)	(83,857)
Relay Therapeutics, Inc. (a)	(3,076)	(34,267)
		(118,124)
Mining (except Oil and Gas) – (0.50)%
CNX Resources Corp. (a)	(4,062)	(62,758)
Hecla Mining Co.	(6,498)	(34,634)
Royal Gold, Inc.	(277)	(34,304)
		(131,696)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Miscellaneous Manufacturing – (1.12)%
ICU Medical, Inc. (a)	(404)	$(70,656)
National Vision Holdings, Inc. (a)	(1,723)	(43,506)
Neogen Corp. (a)	(4,726)	(82,658)
Peloton Interactive, Inc. (a)	(3,698)	(26,921)
Tandem Diabetes Care, Inc. (a)	(1,361)	(35,372)
Topgolf Callaway Brands Corp. (a)	(1,631)	(27,841)
		(286,954)
Motion Picture and Sound Recording Industries – (0.30)%
Cinemark Holdings, Inc. (a)	(4,760)	(76,208)

Motor Vehicle and Parts Dealers – (0.45)%
Lithia Motors, Inc.	(490)	(114,307)

Nonmetallic Mineral Product Manufacturing – (0.73)%
Corning, Inc.	(5,075)	(156,361)
Stepan Co.	(360)	(33,102)
		(189,463)
Nonstore Retailers – (0.31)%
Cargurus, Inc. (a)	(4,203)	(78,974)

Oil and Gas Extraction – (1.79)%
Coterra Energy, Inc.	(2,380)	(55,335)
Dominion Energy, Inc.	(1,911)	(96,085)
EQT Corp.	(4,208)	(146,312)
Northern Oil and Gas, Inc.	(2,397)	(71,694)
Sitio Royalties Corp.	(1,366)	(34,806)
Southwestern Energy Co. (a)	(11,587)	(55,270)
		(459,502)
Personal and Laundry Services – (0.34)%
IAC, Inc. (a)	(1,545)	(86,273)

Petroleum and Coal Products Manufacturing – (0.11)%
Carlisle Cos., Inc.	(132)	(28,042)

Plastics and Rubber Products Manufacturing – (0.99)%
Advanced Drainage Systems, Inc.	(416)	(40,256)
Entegris, Inc.	(1,120)	(117,880)
Goodyear Tire & Rubber Co. (a)	(4,038)	(55,442)
Newell Brands, Inc.	(5,018)	(41,700)
		(255,278)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Professional, Scientific, and Technical Services – (3.89)%
Alteryx, Inc. (a)	(2,423)	$(94,352)
Aspen Technology, Inc. (a)	(558)	(91,467)
Bumble, Inc. (a)	(4,909)	(75,108)
Cytokinetics, Inc. (a)	(2,488)	(93,773)
Digital Turbine, Inc. (a)	(1,884)	(17,220)
DigitalOcean Holdings, Inc. (a)	(2,731)	(106,919)
Gen Digital, Inc.	(8,865)	(155,492)
Reata Pharmaceuticals, Inc. (a)	(882)	(79,424)
Snowflake, Inc. (a)	(519)	(85,822)
Unity Software, Inc. (a)	(3,396)	(100,929)
Vir Biotechnology, Inc. (a)	(3,554)	(94,785)
		(995,291)
Publishing Industries – (0.26)%
Toast, Inc. (a)	(3,193)	(66,957)

Real Estate – (0.13)%
MP Materials Corp. (a)	(1,614)	(33,442)

Rental and Leasing Services – (0.25)%
Air Lease Corp.	(1,672)	(63,569)

Repair and Maintenance – (0.38)%
Driven Brands Holdings, Inc. (a)	(962)	(23,886)
Mister Car Wash, Inc. (a)	(2,837)	(23,405)
Valvoline, Inc.	(1,299)	(50,012)
		(97,303)
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (3.05)%
Aramark	(507)	(20,016)
Beauty Health Co. (a)	(6,040)	(48,562)
Blue Owl Capital, Inc.	(4,168)	(42,722)
ChargePoint Holdings, Inc. (a)	(3,799)	(36,736)
Clarivate PLC (a)	(4,893)	(38,165)
E2open Parent Holdings, Inc. (a)	(13,910)	(69,550)
Enovix Corp. (a)	(2,645)	(35,099)
IonQ, Inc. (a)	(12,647)	(136,461)
Morningstar, Inc.	(321)	(65,709)
Raymond James Financial, Inc.	(772)	(69,750)
S&P Global, Inc.	(183)	(67,240)
SOFI TECHNOLOGIES INC COM (a)	(11,836)	(82,142)
Trupanion, Inc. (a)	(853)	(19,167)
Verra Mobility Corp. (a)	(2,982)	(52,573)
		(783,892)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Software Publishers – (1.44)%
BILL Holdings, Inc. (a)	(958)	$(99,230)
Confluent, Inc. (a)	(3,225)	(102,362)
Okta, Inc. (a)	(969)	(88,082)
ZoomInfo Technologies, Inc. (a)	(3,270)	(80,867)
		(370,541)
Specialty Trade Contractors – (0.15)%
Sunrun, Inc. (a)	(2,182)	(38,490)

Sporting Goods, Hobby, and Musical Instrument, Book,
and Miscellaneous Retailers – (0.58)%
DoorDash, Inc. (a)	(631)	(41,198)
Wayfair, Inc. (a)	(2,663)	(107,372)
		(148,570)
Support Activities for Mining – (0.20)%
Civitas Resources, Inc.	(781)	(52,171)

Support Activities for Transportation – (0.16)%
GATX Corp.	(341)	(40,548)

Telecommunications – (1.46)%
Doximity, Inc. (a)	(1,987)	(60,941)
Frontier Communications Parent, Inc. (a)	(2,651)	(39,447)
Gogo, Inc. (a)	(3,075)	(46,279)
Twilio, Inc. (a)	(1,512)	(105,265)
Zoom Video Communications, Inc. (a)	(1,838)	(123,385)
		(375,317)
Transit and Ground Passenger Transportation – (0.19)%
Lyft, Inc. (a)	(5,285)	(47,671)

Transportation Equipment Manufacturing – (0.34)%
Dorman Products, Inc. (a)	(642)	(52,676)
Spirit AeroSystems Holdings, Inc. – Class A	(1,237)	(32,892)
		(85,568)
Truck Transportation – (0.11)%
Werner Enterprises, Inc.	(663)	(29,119)

Utilities – (2.02)%
American States Water Co.	(311)	(27,623)
American Water Works Co., Inc.	(302)	(43,624)
Atmos Energy Corp.	(685)	(78,967)
Coherent Corp. (a)	(5,736)	(212,002)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

May 31, 2023 (Unaudited)

	Shares	Value
Utilities – (2.02)% (Continued)
Constellation Energy Corp.	(385)	$(32,348)
New Fortress Energy, Inc.	(2,390)	(62,785)
Southwest Gas Holdings, Inc.	(1,001)	(58,589)
		(515,938)
Waste Management and Remediation Services – (0.10)%
Waste Management, Inc.	(160)	(25,907)

Wood Product Manufacturing – (0.18)%
Enviva, Inc.	(1,457)	(12,792)
Louisiana-Pacific Corp.	(563)	(32,947)
		(45,739)
TOTAL COMMON STOCKS (Proceeds $14,151,260)		(12,126,243)

REAL ESTATE INVESTMENT TRUSTS – (1.89)%

Accommodation – (0.12)%
Sunstone Hotel Investors, Inc.	(3,079)	(30,390)

Real Estate – (1.77)%
AGNC Investment Corp.	(7,358)	(67,620)
Annaly Capital Management, Inc.	(2,715)	(51,259)
Digital Realty Trust, Inc.	(348)	(35,656)
Healthcare Realty Trust, Inc.	(2,064)	(38,411)
Host Hotels & Resorts, Inc.	(2,120)	(35,192)
Independence Realty Trust, Inc.	(1,824)	(31,501)
Kilroy Realty Corp.	(1,138)	(30,885)
Sun Communities, Inc.	(299)	(37,862)
VICI Properties, Inc.	(1,408)	(43,550)
Vornado Realty Trust	(2,243)	(30,415)
WP Carey, Inc.	(728)	(50,494)
		(452,845)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $507,357)		(483,235)

EXCHANGE TRADED FUNDS – (0.00)%
Invesco QQQ Trust Series 1	(1)	(348)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $310)		(348)
TOTAL SECURITIES SOLD SHORT
(Proceeds $14,658,927) – (49.19)%		$(12,609,826)

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Liability Company.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Assets and Liabilities

May 31, 2023 (Unaudited)

Assets
Investments, at value (cost $27,239,477)	$29,102,939
Receivable for investments sold	4,148,288
Deposit for short sales at broker	9,300,406
Dividends and interest receivable	47,844
Other assets and receivables	7,886
Total Assets	42,607,363

Liabilities
Securities sold short, at value (proceeds $14,658,927)	12,609,826
Payable for investments purchased	4,288,748
Dividends payable on short positions	11,633
Payable to Custodian	448
Payable to Adviser	18,952
Total Liabilities	16,929,607
Net Assets	$25,677,756

Net Assets Consist Of:
Paid-in capital	21,678,966
Total distributable earnings	3,998,790
Net Assets	$25,677,756

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,707,329
Net asset value, redemption price and offering price per share	$15.04

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Operations

For the Six Months Ended May 31, 2023 (Unaudited)

Investment Income
Dividend income	$246,372
Prime broker interest income	134,306
Interest Income	2,554
Total Investment Income	383,232

Expenses
Management fees	114,128
Dividends on short positions	63,221
Other expenses	317
Total Expenses	177,666
Net Investment Income	205,566

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(1,346,875)
In-kind redemptions	1,981,291
Short transactions	644,291
Change in net unrealized appreciation (depreciation) on:
Investments	(1,550,716)
Short transactions	(423,000)
Realized and Unrealized Loss on Investments	(695,009)
Net Decrease in Net Assets from Operations	$(489,443)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31, 2023	November 30,
	(Unaudited)	2022(a)
From Operations
Net investment income	$205,566	$115,342
Net realized gain (loss) from:
Investments	(1,346,875)	(3,695,829)
In-kind redemptions	1,981,291	2,398,166
Short transactions	644,291	4,375,199
Change in net unrealized
appreciation (depreciation) on:
Investments	(1,550,716)	(3,199,363)
Short transactions	(423,000)	757,203
Net increase (decrease) in net assets from operations	(489,443)	750,718

From Distributions
Net dividend and distributions	(194,639)	(4,719,159)
Net decrease in net assets resulting
from distributions paid	(194,639)	(4,719,159)

From Capital Share Transactions
Proceeds from shares sold	11,610,516	17,432,127
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	4,325,163
Payments for shares redeemed	(9,623,466)	(22,727,413)
Net increase (decrease) in net assets from
capital share transactions	1,987,050	(970,123)

Total Increase (Decrease) In Net Assets	1,302,968	(4,938,564)

Net Assets
Beginning of period/year	24,374,788	29,313,352
End of period/year	$25,677,756	$24,374,788

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Cash Flows

For the Six Months Ended May 31, 2023(a) (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(489,443)
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(58,518,722)
Purchases of short-term investments, net	134,261
Proceeds from sales of long-term investments	58,125,854
Return of capital distributions received from underlying investments	7,555
Increase in dividends and interest receivable	(333)
Increase in receivable for investment securities sold	(4,148,288)
Proceeds from securities sold short	29,414,721
Purchases to cover securities sold short	(28,042,471)
Decrease in payable for investment securities purchased	4,288,748
Increase in dividends payable on short positions	4,800
Increase in payable to Adviser	1,175
Unrealized depreciation on investments	1,550,716
Unrealized depreciation on short transactions	423,000
Net realized gain on investments	(634,416)
Net realized gain on short transactions	(644,291)
Net cash provided by operating activities	1,472,866
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	11,610,516
Payment on shares redeemed	(9,623,466)
Cash distributions paid to shareholders	(194,639)
Net cash used in financing activities	1,792,411
Net change in cash	3,265,277
CASH:
Beginning balance	6,034,681
Ending balance	$9,299,958
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	123,562
Non-cash operating activities – purchases of investment securities in-kind	(15,161,175)
Non-cash operating activities – sales of investment securities in-kind	16,069,429
Non-cash financing activities – proceeds from shares sold in-kind	(15,161,175)
Non-cash financing activities – payment on shares redeemed in-kind	16,069,429
RESTRICTED AND UNRESTRICTED CASH
Beginning balances:
Cash	—
Deposit with brokers short sale proceeds	6,034,681
Ending balances:
Cash	(448)
Deposit with brokers short sale proceeds	9,300,406

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Financial Highlights

	Six Months Ended
	May 31, 2023(6)
	(Unaudited)
Net Asset Value, Beginning of Period	$15.45

Income from investment operations:
Net investment income (loss)(1)	0.13
Net realized and unrealized gain (loss) on investments	(0.41)
Total from Investment Operations	(0.28)

Less distributions paid:
From net investment income	(0.13)
From net realized gains	—
Total distributions paid	(0.13)

Net Asset Value, End of Period	$15.04
Market Price, End of Period	$15.81

Total Return on NAV(2)(7)	-1.88%
Total Return on Market Price(4)(7)	-1.76%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$25,678
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)(8)	1.48%
After waiver, expense reimbursement and recoupments(3)(8)	1.48%
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments(8)	1.71%
After waiver, expense reimbursement and recoupments(8)	1.71%
Portfolio turnover rate	165.76	%(5)(7)

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return on net asset value (NAV) represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses. The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 0.95% and 0.95%, 1.28% and 1.08%, 1.95% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27% for the period ended May 31, 2023 and years ended November 30, 2022, November 30, 2021, November 30, 2020, November 30, 2019, and November 30, 2018, respectively.

(4)
Total return on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Excludes the impact of in-kind transactions.
(6)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

(7)	Not annualized for periods less than a full year.
(8)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended November 30,
2022		2021	2020	2019	2018
$17.94		$14.03	$19.76	$19.83	$21.03

0.07		(0.03)	0.01	0.14	0.01
0.31		3.98	(1.11)	0.65	1.47
0.38		3.95	(1.10)	0.79	1.48

—		(0.04)	(0.13)	(0.07)	(0.04)
(2.87)		—	(4.50)	(0.79)	(2.64)
(2.87)		(0.04)	(4.63)	(0.86)	(2.68)
$15.45		$17.94	$14.03	$19.76	$19.83
$15.43		$—	$—	$—	$—

2.39%		28.26%	-7.68%	4.72%	7.69%
2.20%		—%	—%	—%	—%

$24,375		$29,313	$22,537	$67,741	$112,861

1.58%		2.56%	2.58%	2.18%	2.20%
1.38%		2.11%	2.39%	2.18%	2.20%

0.26%		(0.63)%	(0.13)%	0.76%	0.03%
0.46%		(0.18)%	0.06%	0.76%	0.03%
244.44	%(5)	303.76%	251.72%	239.08%	193.55%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements
May 31, 2023 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Long/Short Equity ETF (the “Fund”) represents a distinct diversified series with its own investment objectives, and policies within the Trust. The investment objective of the Fund is to seek long-term capital growth. The Fund is an actively managed exchange-traded fund (“ETF”). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

Effective February 18, 2022, the Fund converted from a mutual fund to an ETF, pursuant to an Agreement and Plan of Reorganization. The reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares). The costs of the reorganization were borne by the Fund’s investment adviser, Convergence Investment Partners, LLC (the “Adviser”). The reorganization did not result in a material change to the investment portfolio. The mutual fund offered Institutional Class shares and commenced operations on December 29, 2009. The following table illustrates the specifics of the reorganization of the mutual fund into the ETF:

Shares Issued
Convergence	to Shareholders	Convergence
Long/Short	of Convergence	Long/Short
Equity Fund	Long/Short	Equity ETF	Combined	Tax Status
Net Assets*	Equity Fund	Net Assets	Net Assets	of Transfer
$26,419,556	1,707,329	$ —	$26,419,556	Non-Taxable

*	Includes accumulated net investment losses, accumulated realized gains and unrealized appreciation in the amounts of $(86,871), $2,453,571, and $8,049,316, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally consider to be the principal exchange on which the stock is traded.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$28,520,962	$—	$—	$28,520,962
Real Estate Investment Trusts	548,527	—	—	548,527
Short-Term Investments	33,448	—	—	33,448
Total Assets	$29,102,937	$—	$—	$29,102,937

Liabilities:
Securities Sold Short
Common Stocks	$(12,126,243)	$—	$—	$(12,126,243)
Exchange Traded Funds	(348)	—	—	(348)
Real Estate Investment Trusts	(483,233)	—	—	(483,233)
Total Securities Sold Short	(12,609,824)	—	—	(12,609,824
Total Liabilities	$(12,609,824)	$—	$—	$(12,609,824)

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the six months ended May 31, 2023.

Except for securities sold short, the Fund did not engage in any derivative securities or engage in hedging activities during the six months ended May 31, 2023.

(b) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Fund is required to maintain segregated assets

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and deposits for short sales are held with one major securities broker-dealer. The Fund does not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

In accordance with the terms of its prime brokerage agreements with broker-dealers, the Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period the Fund has net income/(charges) of $134,306 on borrowed securities which is reflected in prime broker interest income on the Statement of Operations.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Effective August 19, 2022, the Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivatives Risk Manager.

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended November 30, 2019.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund does not charge a redemption fee, and therefore the offering and redemption price per share are equal to the Fund’s NAV per share.

(g) Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available and adjusts for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$2,017,958	$62,000
Long-Term Capital Gain	$2,701,201	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

the Fund related to net capital gain to zero for the tax year ended November 30, 2022. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction. The amounts designated as gain for the fiscal years ended November 30, 2022 and 2021 were as follows:

	November 30, 2022	November 30, 2021
Long-term	$—	$1,489,805

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$12,632,469
Gross tax unrealized appreciation	$6,866,549
Gross tax unrealized depreciation	(1,181,812)
Net tax unrealized appreciation	5,684,737
Undistributed ordinary income	122,991
Undistributed long-term capital gain	—
Total distributable earnings	122,991
Other accumulated losses	(1,124,856)
Total distributable earnings	$4,682,872

(1) Includes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At November 30, 2022, the Fund had short-term capital loss carryovers of $1,074,293.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and equalization by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to redemptions in-kind and have no effect on net assets or NAV per share. For the year ended November 30, 2022, the following table shows the reclassifications made:

Paid-in capital	$4,285,565
Total distributable earnings	$(4,285,565)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. For the six months ended May 31, 2023, under the terms of the Agreement, the Fund compensated the Adviser for its management services at the annual rate of 0.95% of the Fund’s average daily net assets.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The Trust’s Chief Compliance Officer is also an employee of Fund Services. Fees incurred for these services are paid by the Adviser.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(6)	Capital Share Transactions

Transactions in the Fund were as follows:

	Six Months Ended	Year Ended
	May 31, 2023	November 30, 2022
Shares sold	780,000	1,135,206
Shares reinvested	—	283,803
Shares redeemed	(650,000)	(1,475,356)
Net increase (decrease)	130,000	(56,347)

(7)	Investment Transactions

The aggregate purchases and sales of securities (excluding short-term investments and securities sold short), creations in-kind and redemptions in-kind for the Fund for the six months ended May 31, 2023 is summarized below. There were no purchases or sales of U.S. government securities for the Fund.

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$47,170,553	$48,682,222	$11,348,169	$9,443,631

(8)	Creation and Redemption Transactions

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit generally consists of 10,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for the Fund is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

(9)	Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
May 31, 2023 (Unaudited)

economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(10)	Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to May 31, 2023, through the date of issuance of the Fund’s financial statements and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF
Statement Regarding Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Convergence Investment Partners, LLC (“Convergence”), the investment adviser to the Convergence Long/Short Equity Fund (the “Predecessor Fund”), the predecessor fund to the Convergence Long/Short Equity ETF (the “ETF” and together with the Predecessor Fund hereafter referenced to as the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund, and prior to the reorganization, the Predecessor Fund (the “Adviser Program”). The Predecessor Fund converted from a mutual fund to the ETF on February 18, 2022 pursuant to an Agreement and Plan of Reorganization. The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Convergence as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Liquidity Risk Management Committee, as may be constituted from time to time and which will be comprised of at least one Portfolio Manager, the Director of Operations and the Chief Compliance Officer. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 20, 2023, the Board reviewed the Program Administrator’s written annual report for the period January 1, 2022 through December 31, 2022 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator provides portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolios was expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund could therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund was reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

CONVERGENCE LONG/SHORT EQUITY ETF
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security numbers;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2022, the Fund designated 23.67% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2022, 24.24% of dividends paid from net ordinary income for the Fund qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2022, the Fund designated 100.00% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	27	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company)
				of Accounting,	(2001–2021).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	27	Retired;	Independent
615 E. Michigan St.		Term; Since		Former Pilot,	Trustee, USA
Milwaukee, WI 53202		August 22,		Frontier/Midwest	MUTUALS
Year of Birth: 1956		2001		Airlines, Inc.	(an open-end
				(airline company)	investment
				(1986–2021).	company)
(2001–2021).

Vincent P. Lyles	Trustee	Indefinite	27	Executive Director;	Independent
615 E. Michigan St.		Term; Since		Milwaukee Succeeds	Director, BMO
Milwaukee, WI 53202		April 6,		(education advocacy	Funds, Inc. (an
Year of Birth: 1961		2022		organization) (2023–	open-end
				present); System	investment
				Vice President	company)
				of Community	(2017–2022).
Relations, Advocate
Aurora Health Care
(health care provider)
(2019–2022);
President and Chief
Executive Officer,
Boys & Girls Club of
Greater Milwaukee
(2012–2018).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Erik K. Olstein	Trustee	Indefinite	27	Retired; President	Trustee, The
615 E. Michigan St.		Term; Since		and Chief Operating	Olstein Funds
Milwaukee, WI 53202		April 6,		Officer (2000–	(an open-end
Year of Birth: 1967		2022		2020), Vice	investment
				President of Sales	company)
				and Chief Operating	(1995–2018).
Officer (1995–2000),
Olstein Capital
Management, L.P.
(asset management
firm); Secretary and
Assistant Treasurer,
The Olstein Funds
(1995–2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite	27	Retired; Principal	N/A
615 E. Michigan St.		Term; Since		and Senior Portfolio
Milwaukee, WI 53202		April 6,		Manager, Segall,
Year of Birth: 1969		2022		Bryant & Hamill, LLC
(asset management
firm) (2018–2020);
Partner and Senior
Portfolio Manager,
Denver Investments
LLC (asset
management firm)
(2009–2018).

Gregory M. Wesley	Trustee	Indefinite	27	Senior Vice	N/A
615 E. Michigan St.		Term; Since		President of
Milwaukee, WI 53202		April 6,		Strategic Alliances
Year of Birth: 1969		2022		and Business
Development, Medical
College of Wisconsin
(2016–present).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Officers

John P. Buckel*	Chair-	Indefinite	27	Vice President,	N/A
615 E. Michigan St.	person,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Trustee,	Chairperson		Services, LLC
Year of Birth: 1957	President	and Trustee		(2004–present).
	and	(Since
	Principal	January 19,
	Executive	2023);
	Officer	President
and
Principal
Executive
Officer
(Since
January 24,
2013)

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

*	Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President	N/A
615 E. Michigan St.	Compliance	Term; Since		US Bancorp Fund
Milwaukee, WI 53202	Officer,	October 21,		Services, LLC
Year of Birth: 1965	Vice	2021		(2021–present);
	President			Chief Compliance
	and Anti-			Officer of Keeley-Teton
	Money			Advisors, LLC and
	Laundering			Teton Advisors, Inc
	Officer			(since 2017).

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Shannon Coyle	Assistant	Indefinite	N/A	Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 26,		Services, LLC
Year of Birth: 1990		2022		(2015–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund’s portfolio holdings are posted on the Fund’s website daily at https://www.investcip.com/. The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT reports on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FREQUENCY OF DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at https://www.investcip.com/.

(This Page Intentionally Left Blank.)

CONVERGENCE LONG/SHORT EQUITY ETF

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street
Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services
Three Canal Plaza
Suite 100
Portland, Maine 04101

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-SEMI

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*                    /s/John Buckel
John Buckel, President

Date     8/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/John Buckel
John Buckel, President

Date:    8/1/2023

By (Signature and Title)*                    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date:    8/1/2023

* Print the name and title of each signing officer under his or her signature.